EXHIBIT 4(a)
















                                 LEHMAN BROTHERS INC.


                                         AND


                       The First National Bank of Chicago Trustee











                               -----------------------

                                      INDENTURE

                              Dated as of March 1, 1996


                               -----------------------


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                                 Lehman Brothers Inc.

              Reconciliation and tie between Trust Indenture Act of 1939

          Trust Indenture
          Act Section                                     Indenture Section

          Sec.310(a)(1) . . . . . . . . . . . . . . . . .   8.9
              (a)(2)  . . . . . . . . . . . . . . . . . .   8.9
              (a)(3)  . . . . . . . . . . . . . . . . . .   Not Applicable
              (a)(4)  . . . . . . . . . . . . . . . . . .   Not Applicable
              (a)(5)  . . . . . . . . . . . . . . . . . .   8.9
              (b) . . . . . . . . . . . . . . . . . . . .   8.8
                                                            8.10
          Sec.311(a)  . . . . . . . . . . . . . . . . . .   8.13(a)
              (b) . . . . . . . . . . . . . . . . . . . .   8.13(b)
              (b)(2)  . . . . . . . . . . . . . . . . . .   9.3(a)(2)
                                                            9.3(b)
          Sec.312(a)  . . . . . . . . . . . . . . . . . .   9.1
                                                            9.2(a)
              (b) . . . . . . . . . . . . . . . . . . . .   9.2(b)
              (c) . . . . . . . . . . . . . . . . . . . .   9.2(c)
          Sec.313(a)  . . . . . . . . . . . . . . . . . .   9.3(a)
              (b) . . . . . . . . . . . . . . . . . . . .   9.3(b)
              (c) . . . . . . . . . . . . . . . . . . . .   9.3(a), 9.3(b)
              (d) . . . . . . . . . . . . . . . . . . . .   9.3(c)
          Sec.314(a)  . . . . . . . . . . . . . . . . . .   9.4
              (b) . . . . . . . . . . . . . . . . . . . .   Not Applicable
              (c)(1)  . . . . . . . . . . . . . . . . . .   1.2
              (c)(2)  . . . . . . . . . . . . . . . . . .   1.2
              (c)(3)  . . . . . . . . . . . . . . . . . .   Not Applicable
              (d) . . . . . . . . . . . . . . . . . . . .   Not Applicable
              (e) . . . . . . . . . . . . . . . . . . . .   1.2
          Sec.315(a)  . . . . . . . . . . . . . . . . . .   8.1(a)
              (b) . . . . . . . . . . . . . . . . . . . .   8.2
                                                            9.3(a)(6)
              (c) . . . . . . . . . . . . . . . . . . . .   8.1(b)
              (d) . . . . . . . . . . . . . . . . . . . .   8.1(c)
              (d)(1)  . . . . . . . . . . . . . . . . . .   8.1(a)(1)
              (d)(2)  . . . . . . . . . . . . . . . . . .   8.1(c)(2)
              (d)(3)  . . . . . . . . . . . . . . . . . .   8.1(c)(3)
              (e) . . . . . . . . . . . . . . . . . . . .   7.16
          Sec.316(a)  . . . . . . . . . . . . . . . . . .   1.1
              (a)(1)(A) . . . . . . . . . . . . . . . . .   7.2
                                                            7.14
              (a)(1)(B) . . . . . . . . . . . . . . . . .   7.15
              (a)(2)  . . . . . . . . . . . . . . . . . .   Not Applicable
              (b) . . . . . . . . . . . . . . . . . . . .   7.10
          Sec.317(a)(1)   . . . . . . . . . . . . . . . .   7.5
              (a)(2)  . . . . . . . . . . . . . . . . . .   7.6
              (b) . . . . . . . . . . . . . . . . . . . .   5.3
          Sec.318(a)  . . . . . . . . . . . . . . . . . .   1.7


          -----------------
          NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                  TABLE OF CONTENTS
                                  -----------------


                                                                       Page
                                                                       ----

          PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
          RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . . . .   1

                                     ARTICLE ONE

                           DEFINITIONS AND OTHER PROVISIONS
                                OF GENERAL APPLICATION  . . . . . . . .   1
               SECTION 1.1  Definitions . . . . . . . . . . . . . . . .   1
                             Act  . . . . . . . . . . . . . . . . . . .   2
                             Affiliate  . . . . . . . . . . . . . . . .   2
                             Applicable Minimum Capital . . . . . . . .   2
                             Bankruptcy Act . . . . . . . . . . . . . .   2
                             Board of Directors . . . . . . . . . . . .   2
                             Board Resolution . . . . . . . . . . . . .   2
                             Business Day . . . . . . . . . . . . . . .   2
                             Commission . . . . . . . . . . . . . . . .   3
                             Company  . . . . . . . . . . . . . . . . .   3
                             Company Request" or "Company Order . . . .   3
                             Consolidated Net Income  . . . . . . . . .   3
                             Corporate Trust Office . . . . . . . . . .   3
                             corporation  . . . . . . . . . . . . . . .   3
                             Defaulted Interest . . . . . . . . . . . .   3
                             Depositary . . . . . . . . . . . . . . . .   3
                             domestic . . . . . . . . . . . . . . . . .   3
                             Event of Acceleration" and "Event of
                               Default" . . . . . . . . . . . . . . . .   4
                             Exchange . . . . . . . . . . . . . . . . .   4
                             Holder . . . . . . . . . . . . . . . . . .   4
                             Indebtedness . . . . . . . . . . . . . . .   4
                             Indenture  . . . . . . . . . . . . . . . .   4
                             Indexed Security . . . . . . . . . . . . .   4
                             interest . . . . . . . . . . . . . . . . .   4
                             Interest Payment Date  . . . . . . . . . .   5
                             Maturity . . . . . . . . . . . . . . . . .   5
                             Net Capital Rule . . . . . . . . . . . . .   5
                             Officers' Certificate  . . . . . . . . . .   5
                             Opinion of Counsel . . . . . . . . . . . .   5
                             Original Issue Discount Security . . . . .   5
                             Outstanding  . . . . . . . . . . . . . . .   5
                             Paying Agent . . . . . . . . . . . . . . .   6
                             Person . . . . . . . . . . . . . . . . . .   6
                             Place of Payment . . . . . . . . . . . . .   6
                             Predecessor Security . . . . . . . . . . .   7
                             Redemption Date  . . . . . . . . . . . . .   7
                             Redemption Price . . . . . . . . . . . . .   7
                             Regular Record Date  . . . . . . . . . . .   7
                             Responsible Officer  . . . . . . . . . . .   7
                             Securities . . . . . . . . . . . . . . . .   7

                             Security Register" and "Security
                               Registrar  . . . . . . . . . . . . . . .   7
                             Senior Indebtedness  . . . . . . . . . . .   7
                             SIPA . . . . . . . . . . . . . . . . . . .   8
                             SIPC . . . . . . . . . . . . . . . . . . .   8
                             Special Record Date  . . . . . . . . . . .   8
                             Stated Maturity  . . . . . . . . . . . . .   8
                             Subordinated Payment . . . . . . . . . . .   8
                             Subsidiary . . . . . . . . . . . . . . . .   8
                             Trustee  . . . . . . . . . . . . . . . . .   8
                             Trust Indenture Act  . . . . . . . . . . .   8
                             Vice President . . . . . . . . . . . . . .   8
               SECTION 1.2  Compliance Certificates and Opinions  . . .   9
               SECTION 1.3  Form of Documents Delivered to Trustee  . .   9
               SECTION 1.4  Acts of Holders . . . . . . . . . . . . . .  10
               SECTION 1.5  Notices, Etc., to Trustee and Company . . .  11
               SECTION 1.6  Notice to Holders; Waiver . . . . . . . . .  11
               SECTION 1.7  Conflict with Trust Indenture Act . . . . .  12
               SECTION 1.8  Effect of Headings and Table of Contents  .  12
               SECTION 1.9  Separability Clause . . . . . . . . . . . .  12
               SECTION 1.10  Benefits of Indenture  . . . . . . . . . .  12
               SECTION 1.11  Governing Law  . . . . . . . . . . . . . .  12
               SECTION 1.12  Legal Holidays . . . . . . . . . . . . . .  12

                                     ARTICLE TWO

                                    SECURITY FORMS  . . . . . . . . . .  13
               SECTION 2.1  Forms Generally . . . . . . . . . . . . . .  13
               SECTION 2.2  Form of Face of Security  . . . . . . . . .  13
               SECTION 2.3  Form of Reverse of Security . . . . . . . .  15
               SECTION 2.4  Form of Trustee's Certificate of
                              Authentication  . . . . . . . . . . . . .  21
               SECTION 2.5  Issuance of Global Securities . . . . . . .  22

                                    ARTICLE THREE

                                    THE SECURITIES  . . . . . . . . . .  22
               SECTION 3.1  Amount Unlimited; Issuable in Series  . . .  22
               SECTION 3.2  Denominations . . . . . . . . . . . . . . .  25
               SECTION 3.3  Execution, Authentication, Delivery and
                              Dating  . . . . . . . . . . . . . . . . .  25
               SECTION 3.4  Temporary Securities  . . . . . . . . . . .  27
               SECTION 3.5  Registration, Registration of Transfer and
                              Exchange  . . . . . . . . . . . . . . . .  27
               SECTION 3.6  Mutilated, Destroyed, Lost and Stolen
                              Securities  . . . . . . . . . . . . . . .  30
               SECTION 3.7  Payment of Interest; Interest Rights
                              Preserved . . . . . . . . . . . . . . . .  31
               SECTION 3.8  Persons Deemed Owners . . . . . . . . . . .  32
               SECTION 3.9  Cancellation  . . . . . . . . . . . . . . .  33
               SECTION 3.10  Computation of Interest  . . . . . . . . .  33
               SECTION 3.11  CUSIP Numbers  . . . . . . . . . . . . . .  33

                                     ARTICLE FOUR



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                                                                       Page
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                             SUBORDINATION OF SECURITIES  . . . . . . .  34
               SECTION 4.1  Securities Subordinate to Senior
                              Indebtedness  . . . . . . . . . . . . . .  34
               SECTION 4.2  Payment of Securities on Dissolution,
                              etc.  . . . . . . . . . . . . . . . . . .  34
               SECTION 4.3  Subrogation of Holders to Rights of
                              Holders of Senior Indebtedness  . . . . .  35
               SECTION 4.4  Securities May Be Paid Prior to
                              Dissolution, etc. . . . . . . . . . . . .  36
               SECTION 4.5  No Waiver of Subordination Provisions . . .  36
               SECTION 4.6  Authorization to Trustee to Take Action to
                              Effectuate Subordination  . . . . . . . .  36
               SECTION 4.7  Senior Indebtedness May Be Renewed or
                              Extended, etc.  . . . . . . . . . . . . .  37
               SECTION 4.8  Trustee to Have no Fiduciary Duty to
                              Holders of Senior Indebtedness  . . . . .  37
               SECTION 4.9  Rights of Trustee as Holder of Senior
                              Indebtedness  . . . . . . . . . . . . . .  37
               SECTION 4.10  Notice to Trustee  . . . . . . . . . . . .  38
               SECTION 4.11  Securities Ranking with Certain
                              Indebtedness  . . . . . . . . . . . . . .  38

                                     ARTICLE FIVE

                                      COVENANTS . . . . . . . . . . . .  39
               SECTION 5.1  Payment of Principal, Premium and
                              Interest  . . . . . . . . . . . . . . . .  39
               SECTION 5.2  Maintenance of Office or Agency . . . . . .  39
               SECTION 5.3  Money for Securities Payments to Be Held
                              in Trust  . . . . . . . . . . . . . . . .  40
               SECTION 5.4  Corporate Existence . . . . . . . . . . . .  42
               SECTION 5.5  Limitation on Dividends and Common Stock
                              Distributions . . . . . . . . . . . . . .  42
               SECTION 5.6  Statement by Officers as to Default . . . .  42
               SECTION 5.7  Waiver of Certain Covenants . . . . . . . .  43
               SECTION 5.8  Calculation of Original Issue Discount  . .  43

                                     ARTICLE SIX

                              SATISFACTION AND DISCHARGE  . . . . . . .  43
               SECTION 6.1  Satisfaction and Discharge of Indenture . .  43
               SECTION 6.2  Application of Trust Money  . . . . . . . .  45

                                    ARTICLE SEVEN

                         REMEDIES OF THE TRUSTEE AND HOLDERS
                       UPON EVENTS OF ACCELERATION AND DEFAULT  . . . .  45

               SECTION 7.1  Events of Acceleration and Default
                              Defined . . . . . . . . . . . . . . . . .  45
               SECTION 7.2  Action if Event of Acceleration;
                              Suspension of Payment . . . . . . . . . .  47

               SECTION 7.3  Action if Event of Default  . . . . . . . .  51

                                                                       Page
                                                                       ----

               SECTION 7.4  Rescission of Acceleration  . . . . . . . .  52
               SECTION 7.5  Collection of Indebtedness and Suit for
                              Enforcement by Trustee  . . . . . . . . .  53
               SECTION 7.6  Trustee May File Proofs of Claim  . . . . .  54
               SECTION 7.7  Trustee May Enforce Claims Without
                              Possession of Securities  . . . . . . . .  55
               SECTION 7.8  Application of Money Collected  . . . . . .  55
               SECTION 7.9  Limitation on Suits . . . . . . . . . . . .  55
               SECTION 7.10  Unconditional Right of Holders to Receive
                              Principal, Premium and Interest . . . . .  56
               SECTION 7.11  Restoration of Rights and Remedies . . . .  56
               SECTION 7.12  Rights and Remedies Cumulative . . . . . .  57
               SECTION 7.13  Delay or Omission Not Waiver . . . . . . .  57
               SECTION 7.14  Control by Holders . . . . . . . . . . . .  57
               SECTION 7.15  Waiver of Past Defaults  . . . . . . . . .  57
               SECTION 7.16  Undertaking for Costs  . . . . . . . . . .  58
               SECTION 7.17  Waiver of Stay or Extension Laws . . . . .  58

                                    ARTICLE EIGHT

                                     THE TRUSTEE  . . . . . . . . . . .  59

               SECTION 8.1  Certain Duties and Responsibilities . . . .  59
               SECTION 8.2  Notice of Defaults  . . . . . . . . . . . .  60
               SECTION 8.3  Certain Rights of Trustee . . . . . . . . .  61
               SECTION 8.4  Not Responsible for Recitals or Issuance
                              of Securities . . . . . . . . . . . . . .  62
               SECTION 8.5  May Hold Securities . . . . . . . . . . . .  62
               SECTION 8.6  Money Held in Trust . . . . . . . . . . . .  62
               SECTION 8.7  Compensation and Reimbursement  . . . . . .  62
               SECTION 8.8  Disqualification; Conflicting Interests . .  63
               SECTION 8.9  Corporate Trustee Required; Different
                             Trustees for Different Series;
                             Eligibility  . . . . . . . . . . . . . . .  63
               SECTION 8.10  Resignation and Removal; Appointment of
                              Successor . . . . . . . . . . . . . . . .  64
               SECTION 8.11  Acceptance of Appointment by Successor . .  66
               SECTION 8.12  Merger, Consolidation or Succession to
                              Business  . . . . . . . . . . . . . . . .  67
               SECTION 8.13  Preferential Collection of Claims
                               Against Company  . . . . . . . . . . . .  67

                                     ARTICLE NINE

                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY . .  71

               SECTION 9.1  Company to Furnish Trustee Names and
                              Addresses of Holders  . . . . . . . . . .  71
               SECTION 9.2  Preservation of Information;
                              Communications to Holders . . . . . . . .  72
               SECTION 9.3  Reports by Trustee  . . . . . . . . . . . .  73
               SECTION 9.4  Reports by Company  . . . . . . . . . . . .  75

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                                                                       Page
                                                                       ----


                                     ARTICLE TEN

                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE .  76

               SECTION 10.1  Consolidations or Mergers of Company and
                              Sales or Transfers of Property of
                              Company Permitted Subject to Certain
                              Conditions  . . . . . . . . . . . . . . .  76
               SECTION 10.2  Rights and Duties of Successor
                              Corporations  . . . . . . . . . . . . . .  76
               SECTION 10.3  Opinion of Counsel . . . . . . . . . . . .  77

                                    ARTICLE ELEVEN

                               SUPPLEMENTAL INDENTURES  . . . . . . . .  77

               SECTION 11.1  Supplemental Indentures Without Consent
                              of Holders  . . . . . . . . . . . . . . .  77
               SECTION 11.2  Supplemental Indentures with Consent of
                              Holders . . . . . . . . . . . . . . . . .  78
               SECTION 11.3  Execution of Supplemental Indentures . . .  79
               SECTION 11.4  Effect of Supplemental Indentures  . . . .  80
               SECTION 11.5  Conformity with Trust Indenture Act  . . .  80
               SECTION 11.6  Reference in Securities to Supplemental
                              Indentures  . . . . . . . . . . . . . . .  80

                                    ARTICLE TWELVE

                               REDEMPTION OF SECURITIES . . . . . . . .  80

               SECTION 12.1  Applicability of Article . . . . . . . . .  80
               SECTION 12.2  Election to Redeem; Notice to Trustee  . .  81
               SECTION 12.3  Limitations on Redemption; Recovery of
                              Certain Payments  . . . . . . . . . . . .  81
               SECTION 12.4  Selection by Trustee of Securities to Be
                              Redeemed  . . . . . . . . . . . . . . . .  84
               SECTION 12.5  Notice of Redemption . . . . . . . . . . .  84
               SECTION 12.6  Deposit of Redemption Price  . . . . . . .  85
               SECTION 12.7  Securities Payable on Redemption Date  . .  85
               SECTION 12.8  Securities Redeemed in Part  . . . . . . .  86

                                   ARTICLE THIRTEEN

                                    SINKING FUNDS . . . . . . . . . . .  86

               SECTION 13.1  Applicability of Article . . . . . . . . .  86
               SECTION 13.2  Satisfaction of Sinking Fund Payments
                              with Securities . . . . . . . . . . . . .  87
               SECTION 13.3  Redemption of Securities for Sinking
                              Fund  . . . . . . . . . . . . . . . . . .  87

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                                                                       Page
                                                                       ----


                                   ARTICLE FOURTEEN

                               MISCELLANEOUS PROVISIONS . . . . . . . .  87

               SECTION 14.1  Successors and Assigns of Company Bound
                               by Indenture . . . . . . . . . . . . . .  87
               SECTION 14.2  Act of Board, Committee or Officer of
                               Successor Corporation Valid  . . . . . .  88
               SECTION 14.3  Surrender of Powers by Company . . . . . .  88
               SECTION 14.4  Indenture May Be Executed in
                               Counterparts . . . . . . . . . . . . . .  88
               SECTION 14.5  No Security or Right of Set-Off  . . . . .  88
               SECTION 14.6  No Reliance on Exchange; Arbitration
                               under Exchange Rules; etc. . . . . . . .  89
               SECTION 14.7  Acceptance of Trusts by Trustee  . . . . .  90

          INDENTURE, dated as of March 1, 1996, between LEHMAN BROTHERS INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), and the THE FIRST NATIONAL BANK OF CHICAGO, a national banking association duly organized and existing under the laws of the United States, as Trustee.


                             RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured, senior subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities") unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of the Securities or of series thereof, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

          SECTION 1.1  Definitions.
                       -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article One have the meanings assigned to them in this Article One and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Eight, are defined in that Article.

          "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Applicable Minimum Capital" has the meaning specified in Section 7.2(b)(v).

          "Bankruptcy Act" means Title 11 of the United States Code, entitled Bankruptcy, or any successor statute.

          "Board of Directors" means either the board of directors of the Company or any committee of that Board duly authorized to act hereunder or any directors and/or officers of the Company to whom that board or committee shall have delegated its authority.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means Lehman Brothers Inc., and, subject to the provisions of Article Ten, shall also include its successors and assigns.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, any Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Net Income" means the net income (or net deficit) of the Company and its consolidated subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles.

          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

          "corporation" includes corporations, associations, companies and business trusts.

          "Defaulted Interest" has the meaning specified in Section 3.7.

          "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a global Security, the Person designated as Depositary by the Company pursuant to Section 3.1 until a successor Depositary shall have been appointed pursuant to Section 3.5, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

          "domestic", when used with reference to an exchange, board of trade, clearing association or similar organization, means such an organization governed by the laws or regulations of the United States of America or any department or agency thereof, and when used with reference to a governmental agency or body shall mean an agency or body organized under the laws of the United States of America.

          "Event of Acceleration" and "Event of Default" have the meanings specified in Section 7.1.

          "Exchange" means the regulatory body having responsibility for inspecting or examining the Company in connection with the Company's compliance with the financial responsibility requirements of Section 13(c) of the Securities Investor Protection Act and Section 17(d) of the Securities Exchange Act of 1934, which body at the date of the execution and delivery of this Indenture is the New York Stock Exchange, Inc. References herein to Exchange shall also be deemed to refer to the Chicago Mercantile Exchange, the Chicago Board of Trade, The Comex Clearing Association, Inc. and to any other domestic exchange, board of trade, clearing association or similar organization of which the Company is a member, or with which it has qualified for privileges (including any "designated self-regulatory organization" as defined in Section 1.3(ff) of the regulations under the Commodity Exchange Act) and which requires such reference as a condition to treating the Securities as part of the Company's net capital as computed for the purposes of said organization.

          "Holder" means a Person in whose name a Security of any series is registered in the Security Register.

          "Indebtedness" of a Person shall mean all obligations of such Person which would be treated as liabilities in accordance with generally accepted accounting principles.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.1.

          "Indexed Security" means any Security as to which the amount of payments of principal (and premium, if any) and/or interest due thereon is determined with reference to the rate of exchange between the currency or currency unit in which the Security is denominated and any other specified currency or currency unit, to the relationship between two or more currencies or currency units, to the price of one or more specified securities or commodities, to one or more securities or commodities exchange indices or other indices or by other similar methods or formulas, all as specified in accordance with Section 3.1.

          "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any Security of any series, means the Stated Maturity of an instalment of interest on such Security.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Net Capital Rule" has the meaning specified in Section 7.2(b)(i) hereof. The terms "aggregate indebtedness," "aggregate debit items," "secured demand note," "subordination agreements," and "net capital" are used as each is defined or otherwise given meaning in the Net Capital Rule.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable following an Event of Acceleration or an Event of Default pursuant to
     Section 7.2(a) or Section 7.3.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                 (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that,
                                                                --------
          if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

     provided, however, that in determining whether the Holders of the requisite
     --------  -------
     principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in Section 1.4(a), (b) the principal amount of any Indexed Security that shall be deemed to be the face amount thereof unless the specified terms of such Indexed Security provide otherwise and (c) Securities owned beneficially by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, other than Securities purchased in connection with the distribution or trading thereof, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint ven-ture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the

Securities of that series are payable as specified as contemplated by Section
3.1.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

          "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

          "Senior Indebtedness" when used in relation to a Subordinated Payment or in connection with provisions relating to such Subordinated Payment means Indebtedness of the Company, to the extent unsecured, arising out of any matter or event occurring prior to the date on which such Subordinated Payment matures and becomes due and payable, which has not in whole or in part been subordinated in right of payment to any other Indebtedness of the Company.

          "SIPA" means the Securities Investor Protection Act of 1970, as amended.

          "SIPC" means the Securities Investor Protection Corporation estab-lished under SIPA, or any successor corporation or agency thereunder.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

          "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means (i) the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable and
     (ii) the Redemption Date for any Security or portion thereof called for redemption pursuant to any mandatory sinking fund or analogous obligation.

          "Subordinated Payment" has the meaning specified in Section 4.1.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument and, subject to the provisions of Article Eight hereof shall also include its successors and assigns as Trustee hereunder. If there shall be at any one time more than one Trustee hereunder, "Trustee" shall mean each such Trustee and shall apply to each such Trustee only with respect to those series of Securities with respect to which it is serving as Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed, except as provided in Section 10.5.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

          SECTION 1.2  Compliance Certificates and Opinions.
                       ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condi-tion or covenant provided for in this Indenture (other than certificates provided pursuant to Section 5.6) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 1.3  Form of Documents Delivered to Trustee.
                       --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or Opinion of Counsel, or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel or representation by counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.4  Acts of Holders.
                       ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities of any series shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          SECTION 1.5  Notices, Etc., to Trustee and Company.
                       -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 1.6  Notice to Holders; Waiver.
                       -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          SECTION 1.7  Conflict with Trust Indenture Act.
                       ---------------------------------

          If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control.

          SECTION 1.8  Effect of Headings and Table of Contents.
                       ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.9  Separability Clause.
                       -------------------

          In case any provision in this Indenture or in the Securities of any series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions (or of the other series of Securities) shall not in any way be affected or impaired thereby.

          SECTION 1.10  Benefits of Indenture.
                        ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders and to the extent provided in Article Four, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.11  Governing Law.
                        -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

          SECTION 1.12  Legal Holidays.
                        --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of a Security of any series shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of such Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                 SECURITY FORMS

          SECTION 2.1  Forms Generally.
                       ---------------

          The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

          The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

          The definitive Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          SECTION 2.2  Form of Face of Security.
                       ------------------------


                              LEHMAN BROTHERS INC.

No. __                                                                    $_____

          [If the Security is a global Security, insert--THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO SUCH DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF

TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          LEHMAN BROTHERS INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________ or registered assigns, the principal sum of ________________ Dollars on ______________________ [If the
Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from ________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on __________________ and _______________ in each year, commencing
__________________, at the rate of __% per annum, until the principal hereof is paid or made available for payment [If applicable insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of __% per annum on any overdue principal and premium and on any overdue instalment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securi-ties) is registered at the close of business on the Regular Record Date for such interest, which shall be the ___________ or ___________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [If the Security is not to bear interest prior to Maturity, insert-- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in the [Borough of Manhattan, the City of New York], in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                   LEHMAN BROTHERS INC.

                                   By
                                      ------------------------------------------
                                                President

Attest:



--------------------------------
          Secretary

          SECTION 2.3  Form of Reverse of Security.
                       ---------------------------

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 1, 1996 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on
the face hereof [, limited in aggregate principal amount to $       ].
                                                             -------

          [if applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert--
(1) on _______________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ____________, 19__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ______, ______%, and if redeemed] during the 12-month period beginning ___________ of the years indicated,

                   Redemption                       Redemption
      Year            Price            Year           Price
      ----            -----            ----           -----








and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ______________ in any year commencing with the year _______________ and ending with the year ______________ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning __________ of the years indicated,

                        Redemption Price
                         For Redemption        Redemption Price For
                        Through Operation      Redemption Otherwise
                             of the           Than Through Operation
             Year         Sinking Fund         of the Sinking Fund
             ----         ------------         -------------------








and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [Notwithstanding the foregoing, the Company may not, prior to ____________, redeem any Securities of this series as contemplated by [Clause
(2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than __% per annum.]

          [The sinking fund for this series provides for the redemption on ___________ in each year beginning with the year ___________ and ending with the year __________ of [not less than] $____________ [("mandatory sinking fund") and not more than $_________] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made.]]

          In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The indebtedness evidenced by the Securities of this series, together with [if applicable, insert--any] interest accrued thereon and premium, if any, is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and this Security is issued subject to the provisions of the Indenture, and each Holder hereof, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

          As provided in the Indenture, the Company's obligation to pay the principal of the Securities of this series at Stated Maturity [if applicable, insert--or pursuant to the mandatory sinking fund] shall be suspended if, after giving effect to such payment and the payment of certain other subordinated debt, the Company's "net capital" would be reduced below the minimum amounts of capital to be maintained by the Company as required by the various domestic exchanges, boards of trade and governmental agencies to which it is subject, all with the effect and to the extent provided in the Indenture. [If applicable, insert--Optional redemptions are subject to similar suspensions and to the requirement that permission therefor of the Exchange (as defined in the Indenture) has been obtained.] If payment is made of the principal of the Securities of this series notwithstanding the foregoing, the Holders of the Securities so paid are required to repay to the Company, its successors or assigns, the sum so paid; provided, however, that any suit for such recovery
                          --------  -------
must be commenced within two years of the date of such payment. Each Holder hereof, by accepting the same, agrees to be bound by such provisions.

          [If the Security is not an Original Issue Discount Security, insert- -In case an Event of Default or an Event of Acceleration, as defined in the Indenture, with respect to Securities of this series shall have occurred and be continuing, the principal of all of the Securities of this series, in the case of an Event of Default, shall become, or in the case of an Event of Acceleration, may be declared and in accordance with such declaration shall become, due and payable and such acceleration or declaration may in certain events be rescinded, in the manner, with the effect and subject to the conditions provided in the Indenture.]


          [If the Security is an Original Issue Discount Security, insert--In case an Event of Default or an Event of Acceleration, as defined in the Indenture, with respect to Securities of this series shall have occurred and shall be continuing, an amount of principal of the Securities of this series, in the case of an Event of Default, shall become, or in the case of an Event of Acceleration, may be declared and in accordance with such declaration shall become, due and payable and such Event of Default or Event of Acceleration may in certain events be rescinded, in the manner and with the effect and subject to the conditions provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (i) of the amount of principal so declared or becoming due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Securities may be redeemed, at the option of the Company, as a whole or from time to time in part, upon the notice referred to below, at a redemption price equal to [if the Security is not an Original Issue Discount Security, insert--the principal amount thereof, together with interest accrued to the date fixed for redemption] [if the Security is an Original Issue Discount Security, insert--such amount as shall be equal to-insert formula for determining the amount], provided, that such redemption may only be made at a time when the Securities shall have ceased to be treated as part of the Company's net capital within the meaning of the Net Capital Rule or of the regulations under the Commodity Exchange Act as a result of a change in the Net Capital Rule or such regulations, as the case may be.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefore or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          Except as hereinabove provided, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair (as among the Company, its creditors other than the holders of Senior Indebtedness, as defined in the Indenture, and the Holders of the Securities) the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the time and place and at the rate and in the coin or currency herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $______ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          SECTION 2.4  Form of Trustee's Certificate of Authentication.
                       -----------------------------------------------

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                         The First National Bank of Chicago
                         ----------------------------------------
                         as Trustee


                         By
                            ----------------------------------------------------
                                        Authorized Officer

          SECTION 2.5  Issuance of Global Securities.
                       -----------------------------

          If Securities of a series are issuable in whole or in part in global form, as established pursuant to Section 3.1, then such global Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges or increased to reflect the issuance of additional Securities of such series. Any endorsement of a global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.3. Beneficial owners of Securities shall not be entitled to certificates for global Securities as to which they are the beneficial owners. Any instructions by the Company with respect to a Security in global form need not comply with Section 1.2.

          Global Securities may be issued only in registered form and in either temporary or permanent form.


                                  ARTICLE THREE

                                 THE SECURITIES

          SECTION 3.1 Amount Unlimited; Issuable in Series.
                      ------------------------------------

          The aggregate principal amount of Securities which may be authen-ticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of such series (which shall distin-guish the Securities of such series from all other series of Securities);

          (2) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, or in respect of, other securities of such series pursuant to Section 3.4, 3.5, 3.6, 11.6, 12.3 or 12.8);

          (3) the date or dates (or manner of determining the same) on which the principal of the Securities of such series is payable (which, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time);

          (4) the rate or rates (or manner of determining the same) at which the Securities of such series shall bear interest, if any, including the rate of interest applicable on overdue payments of principal or interest, if different from the rate of interest stated in the title of the Security and the date or dates from which such interest shall accrue (which, in either case or both, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time), the Interest Payment Dates on which such interest shall be payable (or manner of determining the same) and the Regular Record Date for the interest payable on any Interest Payment Date, and the basis upon which such interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (5) the place or places, if any, in addition to or other than the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest on Securities of such series shall be payable;

          (6) the price or prices at which the Securities of the series are payable, and the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, as a whole or in part, at the option of the Company;

          (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of such series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of such series shall be issuable;

          (9) if other than the principal amount thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 7.2 or Section 7.3;

          (10) any Event of Acceleration or Event of Default with respect to the Securities of such series, if not set forth herein;

          (11) if the Securities of such series are issuable as Indexed Securities, the manner in which the amount of payments of principal of (and premium, if any) and/or interest due thereon shall be determined;

          (12) if the Securities of such series may be converted into or exchanged for other securities of the Company or any other Person, the terms and conditions pursuant to which the Securities of such series may be converted or exchanged;

          (13) if the principal of (or premium, if any) or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the method by which such amount shall be determined, and the periods within which, and the terms and conditions upon which, any such election may be made;

          (14) whether the Securities of the series shall be issued in whole or in part in the form of a global Security or Securities and, in such case, the Depositary for such global Security or Securities, whether such global form shall be permanent or temporary and the particular provisions applicable thereto;

          (15) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination, the rate of interest, if any, Stated Maturity and the date from which interest, if any, shall accrue which may be determined by the Company from time to time as to Securities of a series if so provided in or established pursuant to the authority granted in a Board Resolution or in any supplemental indenture hereto and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

          If any of the terms of such series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

          SECTION 3.2  Denominations.
                       -------------

          The Securities of each series shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof, or in such other denominations and amounts as may from time to time be fixed by or pursuant to a Board Resolution.

          SECTION 3.3  Execution, Authentication, Delivery and Dating.
                       ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If any Security shall be represented by a definitive global Security, then for purposes of this Section and Section 3.4, the notation of a beneficial owner's interest therein upon original issuance of such Security shall be deemed to be delivery in connection with the original issuance of such beneficial owner's interest in such permanent global Security. If all the Securities of any one series are not to be issued at one time and if a Board Resolution or supplemental indenture relating to such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities, including, without limitation, procedures with respect to interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue. If the form or terms of the Securities of such series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 8.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

            (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

            (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part in the form of one or more global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and a Company Order for the authentication and delivery of such global Securities with respect to such series, authenticate and deliver one or more global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more global Securities, (ii) shall be registered in the name of the Depositary for such global Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

          Each Depositary designated pursuant to Section 3.1 for a global Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

          Notwithstanding the provisions of Section 3.1 and the foregoing provisions of this Section 3.3, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to the foregoing provisions of this Section 3.3 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          SECTION 3.4  Temporary Securities.
                       --------------------

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, reproduced or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series and of a like Stated Maturity and with like terms and provisions shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of a like Stated Maturity and with like terms and provisions. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          SECTION 3.5  Registration, Registration of Transfer and Exchange.
                       ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and of a like Stated Maturity and with like terms and provisions.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and of a like Stated Maturity and with like terms and provisions, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 11.6, 12.3 or 12.8 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series for a period of 10 days next preceding any date fixed for the payment of Defaulted Interest, (ii) to issue, register the transfer of or exchange Securities of any series for a period of 15 days next preceding the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 12.4 and ending at the close of business on the day of such mailing, or (iii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.3, the Company shall appoint a successor Depositary with respect to the Securities of such series.
If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.1(15) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount the global Security or Securities representing such Securities.

          The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount in exchange for the global Security or Securities representing such Securities.

          If specified by the Company pursuant to Section 3.1 with respect to a series of Securities, the Depositary for such series of Securities may surrender a global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms in definitive form, on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, without service charge:

          (a) to each Person specified by such Depositary a new Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the global Security; and

          (b) to such Depositary a new global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of Securities delivered to Holders thereof.

          Upon the exchange of a global Security for Securities in definitive form, such global Security shall be cancelled by the Trustee. Securities issued in exchange for a global Security pursuant to this Section shall be registered in such names and in such authorized denominations, and delivered to such addresses, as the Depositary for such global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered or to the Depositary.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.


          SECTION 3.6  Mutilated, Destroyed, Lost and Stolen Securities.
                       ------------------------------------------------

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of the like tenor and principal amount and of like Stated Maturity and with like terms and provisions and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent or either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and of like Stated Maturity and with like terms and provisions and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 3.7  Payment of Interest; Interest Rights Preserved.
                       ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          At the option of the Company, interest on the Securities of any series that bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner.

     The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 3.8  Persons Deemed Owners.
                       ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, and they shall be fully protected in acting or refraining from acting on any such information provided by the Depositary.

          SECTION 3.9  Cancellation.
                       ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. Notwithstanding any other provision of this Indenture to the contrary, in the case of a series all the Securities of which are not to be originally issued at one time, a Security of such series shall not be deemed to have been Outstanding at any time hereunder if and to the extent that, subsequent to the authentication and delivery thereof, such Security is delivered to the Trustee for cancellation by the Company or any agent thereof upon the failure of the original purchaser thereof to make payment therefor against delivery thereof, and any Security so delivered to the Trustee shall be promptly cancelled by it. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities shall be destroyed by the Trustee and a certificate of destruction delivered to the Company unless the Trustee is otherwise directed by a Company Order.

          SECTION 3.10  Computation of Interest.
                        -----------------------

          Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 3.11  CUSIP Numbers.
                        -------------

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to

Holders; provided that any such notice may state that no representation is made
         --------
as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.



                                  ARTICLE FOUR

                           SUBORDINATION OF SECURITIES

          SECTION 4.1  Securities Subordinate to Senior Indebtedness.
                       ---------------------------------------------

          The Company covenants and agrees, and each Holder, by his acceptance thereof, likewise covenants and agrees, that anything to the contrary herein notwithstanding, the following subordination provisions contained in this Article Four shall be applicable to each payment of principal, premium, if any, and interest, if any, required to be made on Securities of any series and each optional or mandatory sinking fund or redemption payment (each such payment being hereinafter referred to as a "Subordinated Payment").

          SECTION 4.2  Payment of Securities on Dissolution, etc.
                       -----------------------------------------

          The right of the Holders to receive payment of each Subordinated Payment shall be subordinate in right of payment and subject to the prior payment or provision for payment in full of all Senior Indebtedness owing to other present and future creditors of the Company at the time of such Subordinated Payment and in the event of the appointment of a receiver or trustee of the Company or Insolvency of the Company (as hereinafter defined), its liquidation pursuant to SIPA or otherwise, including liquidation deemed to have commenced under Section 7.2, its bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws or any other marshalling of the assets and liabilities of the Company (any such event being herein referred to as "Insolvency Proceedings"), such Holders shall not be entitled on account of such Subordinated Payment to participate or share ratably or otherwise in the distribution of the assets of the Company until all Senior Indebtedness shall have been fully satisfied or provision has been made therefor, it being understood that provision shall be deemed, for purposes of this Section 4.2, to have been made for payment in full of all Senior Indebtedness if the assets of the Company available to pay the same shall be adequate in amount to satisfy all Senior Indebtedness fully, regardless of whether any assets shall have been liquidated or shall be in any manner set aside for that purpose. To give effect to the foregoing, in case of Insolvency Proceedings, any distribution of assets of the Company or dividends to which such

Holders would be entitled on account of such Subordinated Payment except for these subordination provisions shall be paid or delivered pro rata to the holders of Senior Indebtedness until such holders have received from all sources the equivalent to payment in full of such Senior Indebtedness or provision for such payment has been made, and such Holders shall, to the extent of such distributions or dividends so paid or delivered to the holders of Senior Indebtedness, be subrogated to the rights of the holders of such Senior Indebtedness to further distributions and dividends on account thereof. The term "Insolvency of the Company" when used herein in relation to any Subordinated Payment shall mean insolvency (within the meaning of Section 101(32) of the Bankruptcy Act) of the Company.

          Upon any payment or distribution of assets of the Company referred to in this Section 4.2, the Trustee and the Holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Four.

          The consolidation or merger of the Company with or into another corporation or any sale or transfer of its properties and assets as an entirety or substantially as an entirety to another Person upon the terms and conditions provided in Article Ten shall not be deemed to be Insolvency Proceedings for the purposes of this Section 4.2 if such other corporation or Person shall, as a part of such consolidation, merger, sale or transfer, comply with the conditions respecting such event set forth in Article Ten.

          SECTION 4.3  Subrogation of Holders to Rights of Holders of Senior
                       -----------------------------------------------------
Indebtedness.
------------

          Subject to the payment or provision for payment in full of all Senior Indebtedness as provided in Section 4.2, the Holders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the Securities shall be so paid in full and no such payments or distributions to the holders of Senior Indebtedness (or any trustee therefor) shall, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of the Securities, it being understood that the provisions of this Article Four are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand. Nothing contained in this Article Four or elsewhere in this

Indenture or in the Securities of any series is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Company, which is unconditional and absolute, to pay to the Holders the principal of and premium, if any, and interest, if any, on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon an Event of Default or Event of Acceleration under this Indenture, subject to the rights, if any, under this Article Four, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          SECTION 4.4  Securities May Be Paid Prior to Dissolution, etc.
                       ------------------------------------------------

          Nothing contained in this Article Four or elsewhere in this Indenture, or in any of the Securities of any series, (a) shall prevent the Company, at any time except under the conditions described in Article Seven or Section 4.2 or 12.3, from making payments of principal of, premium, if any, or interest, if any, on the Securities of any series, or (b) shall prevent the application by the Trustee (or any Paying Agent other than the Company) of any moneys deposited with it hereunder to the payment of or on account of the principal of, premium, if any, or interest, if any, on the Securities of any series if the Trustee or such Paying Agent, as the case may be, did not (at the later of (i) the date of such deposit or (ii) the day prior to the date of such payment) have written notice of any event prohibiting the making of such payment, or (c) shall be construed as preventing the occurrence of any Event of Default or Event of Acceleration under Section 7.1.

          SECTION 4.5  No Waiver of Subordination Provisions.
                       -------------------------------------

          No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          SECTION 4.6  Authorization to Trustee to Take Action to Effectuate
                       -----------------------------------------------------
Subordination.
-------------

          Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the Holders and the holders of the Senior Indebtedness, the subordination as provided in this Article Four and appoints the Trustee his attorney-in-fact for any and all such purposes.

          SECTION 4.7  Senior Indebtedness May Be Renewed or Extended, etc.
                       ----------------------------------------------------

          Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under the Senior Indebtedness, including without limitation the waiver of default thereunder, or any amendments of Senior Indebtedness (or of any agreement relating thereto), or any increases in the principal amount of Senior Indebtedness outstanding (under existing agreements or otherwise), may be made or done all without notice to or assent from the Holders or the Trustee.

          No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or any of the terms, covenants or conditions of, any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, and no granting of any security and no release of property securing any Senior Indebtedness, whether or not such grant of security or release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article Four or of the Securities of any series relating to the subordination thereof.

          SECTION 4.8  Trustee to Have no Fiduciary Duty to Holders of Senior
                       ------------------------------------------------------
Indebtedness.
------------

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Four, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to the Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Four or otherwise.

          SECTION 4.9  Rights of Trustee as Holder of Senior Indebtedness.
                       --------------------------------------------------

          The Trustee shall be entitled to all rights set forth in this Article Four in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness and nothing in Section 8.13 or elsewhere in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder. Nothing in this Article Four shall apply to claims of or payments to the Trustee under or pursuant to Section 8.7.


          SECTION 4.10  Notice to Trustee.
                        -----------------

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of moneys to or by the Trustee in respect of Securities of any series pursuant to the provisions of this Article Four or otherwise. Notwithstanding the provisions of this Article Four or any other provision of this Indenture, for all purposes of this Indenture the Trustee shall not be charged with knowledge of the existence of any Event of Acceleration or Event of Default or of any fact or condition which would prohibit the making of any payment of money to or by the Trustee in respect of Securities of any series pursuant to the provisions of this Article Four or otherwise, unless and until the Trustee shall have received written notice thereof from the Company, from the Holders of not less than 25% in aggregate principal amount of Securities of such series at the time outstanding, or from a holder or holders of Senior Indebtedness or from any indenture trustee therefor, nor shall the Trustee be charged with knowledge of the elimination of the fact or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          The Trustee shall be entitled to rely on and shall be fully protected in acting upon the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or an indenture trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or an indenture trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Four, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Four.

          SECTION 4.11  Securities Ranking with Certain Indebtedness.
                        --------------------------------------------

          (a) The Securities shall be senior in right of payment and in liquidation to the following Indebtedness of the Company (i) the Company's obligations in respect of its 10 3/4% Subordinated Notes held by various subsidiaries of the Company; and (ii) the Company's obligations under any deferred compensation plan for its employees.

          (b) The Securities shall not be senior in right of payment to the Indebtedness represented by (i) the Company's obligations in respect of its 10 3/4% Senior Subordinated Notes and 7.62% Senior Subordinated Notes held by various subsidiaries of the Company; (ii) the Company's obligations in respect of its Floating Rate Subordinated Notes held by LBI Group Inc., an indirect wholly owned subsidiary of Lehman Brothers Holdings Inc.; (iii) the Company's
11 5/8% Senior Subordinated Debentures due May 15, 2005; (iv) the Company's
10 3/4% Senior Subordinated Notes due April 29, 1996; (v) the Company's 9 7/8% Senior Subordinated Notes due October 15, 2000; (vi) the Company's 10% Senior Subordinated Notes due 1999; (vii) the Company's 7.125% Senior Subordinated Notes due July 15, 2002; (viii) the Company's 9 1/2% Senior Subordinated Notes due June 15, 1997; (ix) the Company's Floating Rate Senior Subordinated Notes due May 17, 1996; (x) the Company's 7 3/8% Senior Subordinated Notes due August 15, 1997; (xi) the Company's 7 5/8% Senior Subordinated Notes due August 1, 1998; (xii) the Company's 5 3/4% Senior Subordinated Notes due November 15, 1998; (xiii) the Company's 5.04% Senior Subordinated Notes due December 15, 2003; (xiv) the Company's 7.00% Senior Subordinated Notes due May 15, 1997; and
(xv) the Company's 8.125% Senior Subordinated Notes due February 1, 2001, all of which Indebtedness is intended to rank pari passu in right of payment and in liquidation to the Securities.

                                  ARTICLE FIVE

                                    COVENANTS

          SECTION 4.12  Payment of Principal, Premium and Interest.
                        ------------------------------------------

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture.

          SECTION 4.13  Maintenance of Office or Agency.
                        -------------------------------

          The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee for the Securities of each series with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust

Office of such Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands with respect to the Securities of such series.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission
                   --------  -------
shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 4.14  Money for Securities Payments to Be Held in Trust.
                        -------------------------------------------------

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such series of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee for such series) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee for such series to execute and deliver to such Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give such Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

           (3) at any time during the continuance of any such default, upon the written request of such Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee for the Securities of the appropriate series all sums held in trust by the Company or such Paying Agent, such sums to be held by such Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to such Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee of such series or any Paying Agent, or then held by the Company in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of such Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that such
                                                   --------  -------
Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 4.15  Corporate Existence.
                        -------------------

          Subject to Article Ten, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however,
                                                          --------  -------
that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 4.16  Limitation on Dividends and Common Stock Distributions.
                        ------------------------------------------------------

          The Company will not, except as provided below in this Section, declare or pay any dividend or make any distribution on or to the holders of its common stock except dividends or distributions payable in shares of common stock of the Company if, upon giving effect to such dividend or distribution, the aggregate amount declared, paid or expended for all such purposes subsequent to June 30, 1978 shall exceed the sum of (i) $5,000,000, plus (ii) the aggregate Consolidated Net Income earned subsequent to June 30, 1978, plus (iii) the net proceeds of the sale after June 30, 1978 of common stock (or rights or warrants to purchase or subscribe therefor) of the Company, plus (iv) the net proceeds of the sale after June 30, 1978 of indebtedness of the Company which thereafter has been converted into shares of common stock of the Company. Nothing contained in the foregoing provisions of this Section 5.5 shall prevent the payment of any dividend within 60 days after the date of declaration thereof, if at said date said declaration complied with the provisions hereof. In the case of shares of common stock issued for property other than cash, or any distribution made other than in cash, the proceeds received by the Company or the distributed property, as the case may be, for the purpose hereof shall be deemed the fair value of such property as determined by the Board of Directors.

          SECTION 4.17  Statement by Officers as to Default.
                        -----------------------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an officers' certificate of the principal executive officer, principal financial or principal accounting officer of the Company, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For purposes of this
Section 5.6, any such default shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

          In addition, the Company shall file with the Trustee written notice of the occurrence of any default or Event of Default within five Business Days of its becoming aware of any such default or Event of Default.

          SECTION 4.18  Waiver of Certain Covenants.
                        ---------------------------

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 5.4 and 5.5, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee for the Securities of such series in respect of any such term, provision or condition shall remain in full force and effect.

          SECTION 4.19  Calculation of Original Issue Discount.
                        --------------------------------------

          The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued or Outstanding Securities as of the end of such year.


                                   ARTICLE SIX

                           SATISFACTION AND DISCHARGE

          SECTION 5.1  Satisfaction and Discharge of Indenture.
                       ---------------------------------------

          This Indenture shall upon Company Request cease to be of further effect with respect to the Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for), and the Trustee for the Securities of such series, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, which instruments shall be reasonably requested by the Company, when

          (1)  either

               (A) all the Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.3) have been delivered to such Trustee for cancellation; or

               (B) all such Securities of such series not theretofore delivered to the Trustee for cancellation

                    (i)  have become due and payable, or

                   (ii) will become due and payable at their Stated Maturity within one year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to such Trustee for the giving of notice of redemption by such Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with such Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to such Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered in connection with Outstanding Securities of such series to such Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee for the Securities of such series under Section 8.7, and, if money shall have been deposited with such Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of such Trustee under Section 6.2 and the last paragraph of Section 5.3 shall survive.

          Notwithstanding the foregoing provisions of this Section 6.1, all of the provisions of this Indenture shall continue to remain in effect (and this Indenture shall not be satisfied and discharged) for a period of two years from the later of (i) the date upon which payment of all outstanding Securities of any such series (other than any authenticated and delivered pursuant to Section 12.3) shall have been made in accordance with the terms hereof, and (ii) the date upon which payment is made of all Securities of any such series issued or issuable pursuant to Section 12.3.

          SECTION 5.2  Application of Trust Money.
                       --------------------------

          Subject to the provisions of the last paragraph of Section 5.3, all money deposited with the Trustee for the Securities of any series pursuant to
Section 6.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee.



                                  ARTICLE SEVEN

                       REMEDIES OF THE TRUSTEE AND HOLDERS
                     UPON EVENTS OF ACCELERATION AND DEFAULT

          SECTION 6.1  Events of Acceleration and Default Defined.
                       ------------------------------------------

          The occurrence after the date hereof, with respect to Securities of any series, of any of the events specified in clauses (a) through (d) below shall constitute an "Event of Acceleration" with respect to Securities of such series, and the occurrence after the date hereof of any of the events specified in clauses (e) through (g) below shall constitute an "Event of Default" with respect to Securities of such series, that is to say:

          (a) failure to make payment of any instalment of interest, if any, upon any Securities of such series as and when the same shall become due and payable, and continuance of such failure for a period of 30 days (whether or not such failure shall be by reason of the operation of the provisions of Article Four); or

          (b) failure to make payment of the principal of (and premium, if any, on) any Securities of such series as and when the same shall become due and payable, or would have become due and payable but for the provisions of
     Section 7.2(b) or Section 12.3, at a Stated Maturity or upon optional redemption (and whether or not such failure shall be by reason of the operation of the provisions of Article Four or Section 12.3); or

          (c) failure on the part of the Company to duly observe or perform the provisions of Section 5.5 for a period of 60 consecutive days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee for the Securities of such series, or to the Company and such Trustee by the

     Holders of at least 25% in aggregate principal amount of Securities of such series at the time outstanding; or

          (d) any Indebtedness of the Company exceeding $5,000,000 in the aggregate, in the case of Securities initially issued prior to May 27, 1994, or exceeding $10,000,000 in the aggregate, in the case of Securities initially issued on or after May 27, 1994, and constituting part of the Company's net capital shall become due and payable prior to the date or dates on which the same would otherwise become due and payable solely by reason of the existence of an event of default or acceleration applicable to such Indebtedness (but not including the exercise of any "put" or similar right accorded to any holder of such Indebtedness), and such acceleration shall not be rescinded or annulled or such accelerated Indebtedness shall not be refunded with Indebtedness constituting net capital having no earlier maturity than the accelerated Indebtedness, all within 15 days after written notice to the Company requiring such action from the Trustee for such series or to the Company and to the Trustee for such series from the Holders of not less than 25% in aggregate principal amount of Securities of such series then outstanding; or

          (e) if the Company is not operating pursuant to the alternative net capital requirements provided for in paragraph (f) of the Net Capital Rule, the ratio of aggregate indebtedness of the Company to its net capital as determined pursuant to the Net Capital Rule shall exceed 15 to 1 (or such greater ratio as may be established by the Exchange (or any other domestic exchange, board of trade, clearing association or similar organization of which the Company is a member) or a domestic governmental agency or other body having appropriate authority as the minimum ratio that a broker or dealer is required to maintain in order to conduct business) for a period of not less than 15 consecutive business days, commencing on the date the Company first determines and notifies the Exchange, or the Exchange or the Securities and Exchange Commission first determines and notifies the Company, that such ratio is in excess of 15 to 1 or such greater ratio, as the case may be; or, if the Company is operating pursuant to the alternative net capital requirements provided for in paragraph (f) of the Net Capital Rule, its net capital shall be less than 2 percent of aggregate debit items computed in accordance with the Net Capital Rule (or such lesser amount as may be established by the Exchange (or any other domestic exchange, board of trade, clearing association or similar organization of which the Company is a member) or a domestic governmental agency or body having appropriate jurisdiction as the minimum amount that a broker or dealer is required to maintain in order to conduct business) for a period of not less than 15 consecutive business days, commencing on the date the Company first determines and notifies the Exchange, or the Exchange or the Securities and Exchange Commission first determines and notifies the Company, that its net capital is less than such amount or such lesser amount, as the case may be; or

          (f) the making of an application by SIPC for a decree adjudicating that customers of the Company are in need of protection under SIPA and seeking the appointment of a receiver or trustee or similar officer of the Company and the failure of the Company to obtain the dismissal of such application within 30 days; or

          (g) the dissolution or insolvency of the Company or the making of an assignment for the benefit of creditors by the Company or the commencement of any proceedings (by petition, application, answer, consent or otherwise) by the Company to be adjudicated a bankrupt or for the appointment of a receiver or trustee or similar officer for it or for a substantial part of its property or for reorganization, an arrangement, composition or other relief under the Bankruptcy Act or the taking of corporate action by the Company for any such purpose, or a liquidation pursuant to SIPA or otherwise, a liquidation deemed to have commenced under subsection (b) of
     Section 7.2, any other marshalling of the assets or liabilities of the Company or the commencement against the Company of any of the aforementioned proceedings and in such latter case the consent thereto by the Company or its admission of the material allegations thereof or the continuance of such proceedings undismissed for a period of 60 days.

          SECTION 6.2  Action if Event of Acceleration; Suspension of Payment.
                       ------------------------------------------------------

          (a) In case of the occurrence of any Event of Acceleration with respect to Securities of any series, the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series with accrued interest, if any (and premium, if any), shall, to the extent not already due and payable and if and only if such Event of Acceleration continues unremedied (or is not waived as provided in Section 7.15) on the last business day of the sixth full calendar month referred to below in this Section 7.2, become and be immediately due and payable (without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Company) on the last business day of the sixth full calendar month after the date on which a declaration to such effect mailed or delivered by either the Trustee for such series or the Holders of not less than 25% in aggregate principal amount of Securities of such series then outstanding is received by the Company and the Exchange (and by such Trustee if such notice is given by the Holders) (the last business day of such sixth calendar month after such declaration is received being herein referred to as the "Accelerated Maturity Date"); provided, however, that if such last business day of such sixth
                 --------  -------
calendar month shall occur prior to the first anniversary date of the original issuance of Securities of such series, the Accelerated Maturity Date of such Securities shall be postponed to that date; provided, further, that if on the
                                            --------  -------
Accelerated Maturity Date the obligation of the Company to pay the entire unpaid principal amount of such Securities is suspended by the provisions of the next succeeding subsection (b) then such Securities shall not be due and payable and shall not mature until the day after the Accelerated Maturity Date; and provided, further, that payment of principal of (and premium, if any) and
--------  -------
interest, if any, on the Securities shall remain subordinated to the extent provided in Article Four.

          (b) The obligation of the Company to pay the entire unpaid principal amount of Securities of any series or any portion thereof or to make any optional or mandatory sinking fund or redemption payment which would otherwise have been then due shall, whether or not a declaration sent pursuant to subsection (a) of this Section 7.2 shall have been received and notwithstanding the occurrence of any Event of Acceleration, be suspended for any period of time (but in no case beyond the day after the Accelerated Maturity Date if a declaration sent as provided in subsection (a) of this Section 7.2 has been received) during which after giving effect to payment of such principal, or optional or mandatory sinking fund or redemption payment (together with (1) the payment of any other obligation under subordination agreements of the Company payable at or prior to the payment of such principal, or optional or mandatory sinking fund or redemption payment, and (2) the return of any secured demand note, and the collateral therefor held by the Company and returnable at or prior to the payment thereof):

            (i) if the Company is not operating pursuant to the alternative net capital requirements provided for in paragraph (f) of Rule 15c3-1 (herein as from time to time in effect and including any successor rule the "Net Capital Rule") under the Securities Exchange Act of 1934, as amended (the "Act"), the aggregate indebtedness of the Company would exceed 1200 per centum of its net capital (or its "adjusted net capital" as defined in the regulations under the Commodity Exchange Act) as those terms are defined in the Net Capital Rule as in effect at the time payment is to be made or such lesser per centum as may be made applicable to the Company from time to time by the Exchange (or any other domestic exchange, board of trade, clearing association or similar organization of which the Company is a member) or a domestic governmental agency or body having appropriate authority, or

           (ii) if the Company is operating pursuant to the alternative net capital requirements provided for in paragraph (f) of the Net Capital Rule, the net capital of the Company (or its "adjusted net capital" as defined in the regulations under the Commodity Exchange Act) would be less than the greater of (A) 5 per centum of aggregate debit items computed in accordance with Exhibit A to Rule 15c3-3 under the Act or any successor rule as in effect at the time payment is to be made, or (B) 6 per centum of the funds required to be segregated by the Company pursuant to the Commodity Exchange Act and the regulations thereunder and the foreign futures or foreign options secured amount, less the market value of commodity options purchased by option customers on or subject to the rules of a contract market or a foreign board of trade; provided, however, the deduction for each option customer
                     --------  -------
     shall be limited to the amount of customer funds in such option customer's [account(s) and the foreign futures and foreign options secured amounts] (if greater), or any successor regulations as in effect at the time such payment is to be made, or in either case such greater per centum as may be made applicable to the Company from time to time by the Exchange (or any other domestic exchange, board of trade, clearing association or similar organization of which the Company is a member) or a domestic governmental agency or body having appropriate authority, or

          (iii) its net capital (or its "adjusted net capital" as defined in the regulations under the Commodities Exchange Act), as defined in the Net Capital Rule as in effect at the time payment is to be made, would be less than 120 per centum of any minimum dollar amount required by the Net Capital Rule (or the regulations under the Commodity Exchange Act) as in effect at such time or such greater dollar amount as may be made applicable to the Company by the Exchange (or any other domestic exchange, board of trade, clearing association or similar organization of which the Company is a member) or a domestic governmental agency or body having appropriate authority, or

           (iv) if the Company guarantees, endorses, carries or clears spe-cialist or market maker transactions in options listed on a national securities exchange or facility of a national securities association, the amounts required to be deducted and maintained as required by the provisions of paragraphs (a)(6)(v), (a)(7)(iv) or (c)(2)(x)(b)(1) of the Net Capital Rule would exceed 1000 per centum of its net capital (or its "adjusted net capital" as defined in the regulations under the Commodity Exchange Act) as defined in the Net Capital Rule as in effect at the time such payment is made or such lesser per centum as may be made applicable to the Company by the Exchange (or any other domestic exchange, board of trade, clearing association or similar organization of which the Company is a member) or a domestic governmental agency or body having appropriate authority, or

            (v) the Company's net capital (or its "adjusted net capital" as defined in the regulations under the Commodity

     Exchange Act) would be less than the "minimum capital requirements" of the Chicago Board of Trade (or any other domestic exchange, board of trade, clearing association or similar organization of which the Company is a member) or a domestic governmental agency or body having appropriate authority (the net capital necessary to enable the Company to comply with such minimum amounts as specified in this clause (v) and in clauses (i) through (iv) above is herein referred to as the "Applicable Minimum Capital"), or

           (vi) the Company's "adjusted net capital" would be reduced below the amount required by the Chicago Mercantile Exchange (or any other domestic exchange, board of trade, clearing association or similar organization of which the Company is a member) or a domestic governmental agency or body having appropriate authority.

          To the extent required under the Capital Requirements of the Chicago Board of Trade, for purposes of this Section 7.2, the computation of the Company's net capital as provided for in subsections (b)(i), (b)(ii), (b)(iii) and (b)(iv) hereof shall be deemed to exclude from current assets (A) an amount equal to guarantee deposits with clearing organizations, other than the Chicago Board of Trade, which are required to be excluded from the computation of current assets pursuant to Section 211 of the Capital Requirements of the Chicago Board of Trade to the extent such deposits cannot be used for margin purposes, and (B) the amount computed in accordance with Chicago Board of Trade Regulation 221.05. Neither the entire unpaid principal amount of Securities of any series nor any portion thereof (pursuant to a notice of redemption or otherwise) shall be deemed to have matured and become due and payable during any period of time during which the Company's obligation to pay such principal amount or portion is suspended under this Section 7.2(b); provided, however,
                                                          --------  -------
that no such suspension shall extend beyond the day after the Accelerated Maturity Date if a declaration has been mailed or delivered pursuant to subsection (a) of this Section 7.2 and has been received. If the obligation of the Company to pay the entire unpaid principal amount of the Securities of any series or any portion thereof is ever suspended under this Section 7.2(b) for a period of six consecutive months or such longer period as may be granted by the Holders of not less than a majority in principal amount of the Securities of that series then outstanding hereunder, the Company shall take whatever steps are necessary to effect the rapid and orderly liquidation of its business and the Company also agrees to take such steps, if not theretofore taken, on the day after the Accelerated Maturity Date. For the purposes of this Article Seven a liquidation as described in subsection (g) of Section 7.1 shall be deemed to have commenced on the day after the earlier of (i) the Accelerated Maturity Date and (ii) the last day of the six-month period (or longer period, if any, granted by the Holders of not less than a majority in aggregate principal amount of the Securities of that series then outstanding hereunder) of suspension under this Section 7.2(b) of the obligation of the Company to pay the principal of the Securities of that series or any portion thereof.

          (c)  If pursuant to the terms of the immediately preceding subsection
(b) the Company's obligation to pay the unpaid principal amount of the Securities of any series is suspended, the Company and the Holders of the Securities of that series then outstanding hereunder recognize and agree that the Company may be summarily suspended by the Exchange.

          (d) If pursuant to Section 7.2(b) there is a suspension of the obligation of the Company to pay all or any portion of the principal amount of Securities of any series as to which the giving of notice of redemption shall have been completed as provided in Section 12.5, there shall be a suspension of like duration of the obligation of the Company which would otherwise have matured on the date fixed for redemption to pay premium, if any, and to pay accrued interest, if any, on Securities of that series or portions thereof, but such suspension shall not affect the Company's obligation to pay any semi-annual instalment of interest on Securities of that series or portions thereof which instalment becomes payable on or prior to the date such suspension terminates.

          (e) The Company shall furnish to the Trustee for the Securities of such series, as promptly as practicable after the termination of each suspension of any obligation of the Company pursuant to Section 7.2(b) (other than a termination occurring on the day after the Accelerated Maturity Date), an Officers' Certificate certifying as to such termination. Upon any such termination referred to in the preceding sentence, the Company's obligation which had theretofore been suspended shall be reinstated and, subject to the provisions of this Article Seven and Articles Four and Twelve, the Company shall make such payments as promptly as practicable.

          SECTION 6.3  Action if Event of Default.
                       --------------------------

          In case an Event of Default with respect to Securities of any series shall occur, then, notwithstanding the provisions of subsection (b) of Section 7.2, the entire unpaid principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of the Securities of such series and accrued interest, if any, thereon shall forthwith mature and become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company; provided, however, that payment of principal
                                  --------  -------
of (and premium, if any) and interest, if any, on the Securities of such series shall remain subordinated to the extent provided in Article Four. For the purposes of the Company's secured demand notes and other subordination agreements, a liquidation shall be deemed to have commenced on the date an Event of Default shall occur.

          SECTION 6.4  Rescission of Acceleration.
                       --------------------------

          At any time after a declaration of acceleration of maturity with respect to Securities of any series has been made as provided in Section 7.2, or after the maturity of Securities of any series shall have been accelerated and the same shall have become due and payable as provided in Section 7.3, and before a judgment or decree for payment of the money due has been obtained by the Trustee for the Securities of such series as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, by written notice to the Company and such Trustee, may rescind and annul such declaration and its consequences, and may rescind and annul the acceleration of the maturity of Securities of such series which have become due and payable as provided in Section 7.3 and its consequences, if

          (1) the Company has paid or deposited with the Trustee for the Securities of such series a sum sufficient to pay

               (A)  all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such acceleration of maturity and interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by such Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel;

          and

          (2) all Events of Acceleration and Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of such series which have become due solely by such declaration of acceleration or as provided in Section 7.3, have been cured or waived as provided in Section 7.15.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 6.5  Collection of Indebtedness and Suit for  Enforcement by
                       -------------------------------------------------------
Trustee.
-------

          Subject to the provisions of Article Four and Sections 7.2(b) and 12.3, the Company covenants that if

          (1) default is made in the payment of any interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days,

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof, or

          (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of any Securities of any series,

the Company will, upon demand of the Trustee for the Securities of such series, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations (and premium, if any), and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee for the Securities of such series, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Acceleration or an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee for the Securities of such series may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as such Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 6.6  Trustee May File Proofs of Claim.
                       --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities of any series or the property of the Company or of such other obligor or their creditors, the Trustee for the Securities of such series (irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether such Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of such Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel) and of the Holders of the Securities of such series allowed in such judicial proceeding, and

           (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for such series and, in the event that such Trustee shall consent to the making of such payments directly to the Holders, to pay to such Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, and any other amounts due such Trustee under Section 8.7.

          Nothing herein contained shall be deemed to authorize any Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof or to authorize any Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 6.7  Trustee May Enforce Claims Without Possession of
                       ------------------------------------------------
Securities.
----------

          All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee for the Securities of such series without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by such Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 6.8  Application of Money Collected.
                       ------------------------------

          Any money collected by the Trustee for the Securities of any series pursuant to this Article shall be applied in the following order, at the date or dates fixed by such Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST:  To the payment of all amounts due such Trustee under
     Section 8.7; and

               SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on such Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively.

          SECTION 6.9  Limitation on Suits.
                       -------------------

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee for the Securities of such series of a continuing Event of Acceleration or Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series shall have made written request to such Trustee to institute proceedings in respect of such Event of Acceleration or Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to such Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) such Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to such Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders of Securities of such securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders of Securities of such securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders of the Securities of such series.

          SECTION 6.10  Unconditional Right of Holders to Receive Principal,
                        ----------------------------------------------------
Premium and Interest.
--------------------

          Notwithstanding any other provision in this Indenture, the Holder of a Security of any series shall have the right, which is absolute and unconditional, to receive payment (subject to the provisions of Article Four and Sections 7.2(b) and 12.3) of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 6.11  Restoration of Rights and Remedies.
                        ----------------------------------

          If any Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, such Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 6.12  Rights and Remedies Cumulative.
                        ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee for the Securities of any series or to the Holders of such Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 6.13  Delay or Omission Not Waiver.
                        ----------------------------

          No delay or omission of the Trustee for the Securities of any series or of the Holders of such Securities to exercise any right or remedy accruing upon any Event of Acceleration or Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Acceleration or Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to such Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Trustee or by the Holders, as the case may be.

          SECTION 6.14  Control by Holders.
                        ------------------

          The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee for the Securities of such series, or exercising any trust or power conferred on such Trustee, with respect to the Securities of such series, provided that
--------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) such Trustee may take any other action deemed proper by such Trustee which is not inconsistent with such direction.

          SECTION 6.15  Waiver of Past Defaults.
                        -----------------------

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past Event of Acceleration or Event of Default hereunder with respect to such series and its consequences except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such Event of Acceleration or Event of Default shall cease to exist, and any Event of Acceleration or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 6.16  Undertaking for Costs.
                        ---------------------

          All parties to this Indenture agree, and each Holder of a Security of any series by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against such Trustee for the Securities of any series for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by such Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

          SECTION 6.17  Waiver of Stay or Extension Laws.
                        --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee for the Securities of any series, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE EIGHT

                                   THE TRUSTEE

          SECTION 7.1  Certain Duties and Responsibilities.
                       -----------------------------------

          (a) Except during the continuance of an Event of Acceleration or Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Acceleration or Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that
                                      ------

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee for the Securities of any series shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of such series, determined as provided in Section 7.14, relating to the time, method and place of conducting any proceeding for any remedy available to such Trustee, or exercising any trust or power conferred upon such Trus-tee, under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 7.2  Notice of Defaults.
                       ------------------

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee for such series shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder with respect to such series known to such Trustee, unless such default shall have been cured or waived (the term "defaults" for the purposes of this Section 8.2 being hereby defined to be (x) the events specified in clauses (a), (b), (c),
(d), (e), (f) and (g) of Section 7.1, not including any periods of grace provided for therein and irrespective of any giving of written notice as specified in clause (c) or (d) of Section 7.1, and (y) the failure by the Company to duly observe or perform any provision of this Indenture exclusive of any such failure included in clauses (a), (b) and (c) of Section 7.1); provided,
                                                                       --------
however, that, except in the case of a default in the payment of the principal
-------
of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, such Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of Responsible Officers of such Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any
                               --------  -------
default of the character specified in Section 7.1 (c) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof

          SECTION 7.3  Certain Rights of Trustee.
                       -------------------------

          Subject to the provisions of Section 8.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee for the Securities of any series shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of the Securities of such series pursuant to this Indenture, unless such Holders shall have offered to such Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          SECTION 7.4  Not Responsible for Recitals or Issuance of Securities.
                       ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 7.5  May Hold Securities.
                       -------------------

     The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities of any series and, subject to Sections 8.8 and 8.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

          SECTION 7.6  Money Held in Trust.
                       -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 7.7  Compensation and Reimbursement.
                       ------------------------------

          The Company agrees

          (1) to pay to the Trustee for the Securities of any series from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee for the Securities of any series upon its request for all reasonable expenses, disbursements and advances incurred or made by such Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for the Securities of any series, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          SECTION 7.8  Disqualification; Conflicting Interests.
                       ---------------------------------------

          The Trustee for the Securities shall be subject to the provisions of
Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded Securities of any particular series of Securities other than that series.

          SECTION 7.9  Corporate Trustee Required; Different Trustees for
                       --------------------------------------------------
Different Series; Eligibility.
-----------------------------

          There shall at all times be a Trustee hereunder for the Securities of each series which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. A different Trustee may be appointed by the Company for each series of Securities prior to the issuance of such Securities. If the initial Trustee for any series of Securities is to be other than The First National Bank of Chicago, the Company and such Trustee shall, prior to the issuance of such Securities, execute and deliver an indenture supplemental hereto, which shall provide for the appointment of such Trustee as Trustee for the Securities of such series and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee upon any Securities. If at any time the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Eight.

          SECTION 7.10  Resignation and Removal; Appointment of Successor.
                        -------------------------------------------------

          (a) No resignation or removal of the Trustee for the Securities of any series and no appointment of a successor Trustee for the Securities of such series pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

          (b) The Trustee, or any trustee or trustees hereafter appointed for the Securities of any series, may resign at any time with respect to the Securities of one or more or all such series of the Securities by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee for the Securities of any series required by Section 8.11 shall not have been delivered to the Trustee for such series within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee for such series.

          (c) The Trustee for the Securities of any series may be removed at any time with respect to one or more or all such series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such one or more series (each voting as a class), delivered to the Trustee and to the Company.
If the instrument of acceptance by a successor Trustee required by Section 8.11 shall not have been delivered to the Trustee within 30 days after such removal, the Trustee so removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (d)  If at any time:

          (1) the Trustee for the Securities of any series shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 8.8 with respect to such series after written request therefor by the Company or by any Holder of Securities of such series who has been a bona fide Holder of a Security of such series for at least six months unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act, or

          (2) such Trustee shall cease to be eligible under Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) such Trustee shall become incapable of acting with respect to the Securities of such series or shall be adjudged a bankrupt or insolvent or a receiver of such Trustee or of its property shall be appointed or any public officer shall take charge or control of such Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 7.16, any Holder of a Security of such series who has been a bona fide Holder of such Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee for the Securities of any such series and the appointment of a successor Trustee for such series.

          (e) If the Trustee for the Securities of any series shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for the Securities of any series for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee for the Securities of such series and all comply with the applicable requirements of Section 8.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee for the Securities of such series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 8.11, become the successor Trustee for such series and supersede the successor Trustee appointed by the Company. If no successor Trustee for the Securities of such series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 8.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee for the Securities of such series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of such successor Trustee and the address of its Corporate Trust Office.

          SECTION 7.11  Acceptance of Appointment by Successor.
                        --------------------------------------

          (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee for the Securities of any applicable series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee for the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

          (c) Upon request of any such successor Trustee for the Securities of any series, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee for the Securities of any series shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Eight.

          SECTION 7.12  Merger, Consolidation or Succession to Business.
                        -----------------------------------------------

          Any corporation into which the Trustee for the Securities of any series may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of the Trustee for such series hereunder, provided such corporation shall be, with respect to such series, otherwise qualified and eligible under this Article Eight, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities of any series shall have been authenticated, but not delivered, by the Trustee for such series then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 7.13  Preferential Collection of Claims Against Company.
                        -------------------------------------------------

          (a) Subject to Subsection (b) of this Section, if the Trustee for the Securities of any series shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, such Trustee shall set apart and hold in a special account for the benefit of such Trustee individually, the Holders of the Securities of such series and the holders of other indenture securities, as defined in Subsection (c) of this Section:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which such Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by such Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or compensation thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and
                  -------  -------
     its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of such Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by such Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if such Trustee shall sustain the burden of proving that at the time such property was so received such Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within three months; or

          (D)  to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of such Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If such Trustee shall be required to account, the funds and the property held in such special account and the proceeds thereof shall be apportioned among such Trustee, the Holders of the Securities of such series and the holders of other indenture securities in such manner that such Trustee, the Holders of such Securities and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of such Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of such Trustee and the Holders of such Securities and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among such Trustee, the Holders of such Securities and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to such Trustee and the Holders of such Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee which has resigned or been removed with respect to any series of Securities after the beginning of such three months' period shall be subject to the provisions of this Subsection with respect to the Securities of such series as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this Subsection with respect to such series if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee for the Securities of such series, occurred after the beginning of such three months' period; and

           (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by such Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders of the Securities of the applicable series of Securities at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

          (c)  For the purposes of this Section only:

          (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities of the applicable series or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which such Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by such Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5)  the term "Company" means any obligor upon the Securities; and

          (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.



                                  ARTICLE NINE

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 8.1  Company to Furnish Trustee Names and Addresses
                       ----------------------------------------------
of Holders.
----------

          The Company will furnish or cause to be furnished to the Trustee for the Securities of each series

          (a) semi-annually, either (i) not later than March 31 and September 30 in each year in the case of Original Issue Discount Securities of any series which by their terms do not bear interest prior to Maturity, or (ii) not more than 15 days after each Regular Record Date in the case of Securities of any other series, a list, each in such form as such Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding March 16 or September 15 or as of such Regular Record Date, as the case may be; and

          (b) at such other times as such Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by such Trustee in its
---------
capacity as Security Registrar.

          SECTION 8.2  Preservation of Information; Communications to Holders.
                       ------------------------------------------------------

          (a) The Trustee for the Securities of each series shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of the Securities of such series contained in the most recent list furnished to such Trustee as provided in Section 9.1 and the names and addresses of Holders received by such Trustee if such Trustee be the Securities Registrar for such series. Such Trustee may destroy any list furnished to it as provided in Section 9.1 upon receipt of a new list so furnished.

          (b) If three or more holders of the Securities of any series (herein referred to as "applicants") apply in writing to the Trustee for such series, and furnish to such Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of any series with respect to their rights under this Indenture or under the Securities of any series and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then such Trustee shall, within five business days after the receipt of such application, at its election, either

            (i) afford such applicants access to the information preserved at the time by such Trustee and any other Trustee in accordance with subsection (a) of this Section 9.2, or

           (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by such Trustee in accordance with subsection (a) of this Section 9.2, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If such Trustee shall elect not to afford such applicants access to such information, such Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by such Trustee in accordance with subsection (a) of this Section 9.2 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to such Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender such Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of such Trustee, such mailing would be contrary to the best interest of such Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, such Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise such Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with subsection (b) of this Section 9.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under subsection (b) of this Section 9.2.

          SECTION 8.3  Reports by Trustee.
                       ------------------

          (a) Within 60 days after the first January 15 occurring subsequent to the initial issuance of the Securities of any series hereunder and within 60 days after January 15 in each year thereafter, the Trustee for the Securities of such series shall transmit by mail to all Holders of such series, as their names and addresses appear in the Security Register, a brief report dated as of such January 15 with respect to any of the following events which may have occurred within the prior 12 months (but if no such event has occurred within such period no report need be transmitted):

          (1) any change to its eligibility under Section 8.9 and its qualifications under Section 8.8;

          (2) the creation of any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

          (3) the character and amount of any advances (and if such Trustee elects so to state, the circumstances surrounding the making thereof) made by such Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that such Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding for which it is Trustee on the date of such report;

          (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities of any series) to such Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 8.13(b)(2), (3),
     (4) or (6);

          (5) any change to the property and funds, if any, physically in the possession of such Trustee as such on the date of such report;

          (6) any additional issue of Securities of such series which such Trustee has not previously reported; and

          (7) any action taken by such Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by such Trustee in accordance with Section 8.2.

          (b) The Trustee for the Securities of each series shall transmit by mail to all Holders of the Securities of such series, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if such Trustee elects so to state, the circumstances surrounding the making thereof) made by such Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that such Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding for which it is Trustee at such time, such report to be transmitted within 90 days after such time.

          (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by such Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify such Trustee when any Securities are listed on any stock exchange.

          SECTION 8.4  Reports by Company.
                       ------------------

          The Company shall:

          (1) file with the Trustee for the Securities of each series, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with such Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
     Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with such Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section 9.4 as may be required by rules and regulations prescribed from time to time by the Commission.

                                   ARTICLE TEN

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 9.1  Consolidations or Mergers of Company and Sales or
                       -------------------------------------------------
Transfers of Property of Company Permitted Subject to Certain Conditions.
------------------------------------------------------------------------

          Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or transfer (or successive sales or transfers) of the property and assets of the Company (or of its successor or successors) as an entirety or substantially as an entirety, to any other corporation (whether or not affiliated with the Company) authorized to acquire the same; provided, however, that the corporation formed by such
                     --------  -------
consolidation or into which the Company shall have been merged or which shall have acquired such property and assets shall be a corporation organized under the laws of the United States or of any State thereof; and provided, further,
                                                           --------  -------
and the Company hereby covenants and agrees, that upon any such consolidation, merger, sale or transfer, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all of the Securities, according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of this Indenture to be kept or performed by the Company, shall be expressly assumed, by an indenture supplemental hereto, satisfactory in form to the Trustee for the Securities of each series, executed and delivered to such Trustee by the corporation formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired such property and assets; and in the event of any such sale or transfer, the predecessor Company shall be released from all liability hereunder and under the Securities and may be dissolved, wound up and liquidated at any time thereafter.

          SECTION 9.2  Rights and Duties of Successor Corporations.
                       -------------------------------------------

          In case of any such consolidation, merger, sale or transfer and upon the execution by the successor corporation of an indenture supplemental hereto, as provided in Section 10.1, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part; and any order, certificate, statement, request, instructions, advice or resolutions of the Board of Directors or officers of the Company provided for in this Indenture may be made by like officials of such successor corporation.

          Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself, or acquiring by purchase or otherwise all or any part of the property of, any other corporation (whether or not affiliated with the Company).

          SECTION 9.3  Opinion of Counsel.
                       ------------------

          The Trustee for the Securities of each series, subject to the provi-sions of Section 8.1, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or transfer, and any such assumption, complies with the provisions of this Article Ten.



                                 ARTICLE ELEVEN

                             SUPPLEMENTAL INDENTURES

          SECTION 10.1  Supplemental Indentures Without Consent of Holders.
                        --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee for the Securities of any or all series, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to such Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Acceleration or Events of Default; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities of any series in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination
     --------
     shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6)  to secure the Securities; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

          (8) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than The First National Bank of Chicago, as Trustee for a series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 8.9; or

          (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 8.11(b); or

          (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the
                           --------
     interests of the Holders of Securities of any series in any material respect.

          SECTION 10.2  Supplemental Indentures with Consent of Holders.
                        -----------------------------------------------

          Subject to Section 13.6, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee for the Securities of such series, the Company, when authorized by a Board Resolution, and the Trustee for each series of Securities affected thereby may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture
                      --------  -------
shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an Event of Acceleration or an Event of Default pursuant to Sections 7.2(a) and 7.3, or adversely affect any right of repayment at the option of the Holder of any Security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 7.15 or
     Section 5.7, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require
              --------  -------
     the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 5.7, or the deletion of this proviso, in accordance with the requirements of Sections 8.11(b) and 11.1(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 10.3  Execution of Supplemental Indentures.
                        ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee for the Securities of any series shall be entitled to receive, and (subject to Section 8.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Such Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects such Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 10.4  Effect of Supplemental Indentures.
                        ---------------------------------

          Upon the execution of any supplemental indenture under this Article Eleven, this Indenture shall be modified in accordance therewith but only with respect to the Securities of each series affected by such supplemental indenture, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities of any such series theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 10.5  Conformity with Trust Indenture Act.
                        -----------------------------------

          Every supplemental indenture executed pursuant to this Article Eleven shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 10.6  Reference in Securities to Supplemental Indentures.
                        --------------------------------------------------

          Securities of any series authenticated and delivered after the execu-tion of any supplemental indenture pursuant to this Article Eleven may, and shall if required by the Trustee for the Securities of such series, bear a notation in form approved by such Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of such Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by such Trustee in exchange for Outstanding Securities of such series.

                                 ARTICLE TWELVE

                            REDEMPTION OF SECURITIES

          SECTION 11.1  Applicability of Article.
                        ------------------------

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

          SECTION 11.2  Election to Redeem; Notice to Trustee.
                        -------------------------------------

          Subject to the provisions of Section 11.3, Securities of any series may be redeemed, at the option of the Company, as a whole or from time to time in part, upon the notice referred to below, at a redemption price equal to the principal amount thereof, together with interest accrued to the date fixed for redemption, or in the case of an Original Issue Discount Security, such portion of the principal amount thereof as may be specified in the terms of that series; provided, however, that such redemption may only be made at a time when the
--------  -------
Securities shall have ceased to be treated as part of the Company's net capital within the meaning of the Net Capital Rule or of the regulations under the Com-modity Exchange Act as a result of a change in the Net Capital Rule or such regulations, as the case may be.

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          SECTION 11.3  Limitations on Redemption; Recovery of Certain Payments.
                        -------------------------------------------------------

          (a) No payment of all or any portion of the principal amount of Securities of any series shall be made in connection with any optional redemption or optional sinking fund payment of such Securities pursuant to
Section 12.2 (any such payment being made herein called an "Optional Redemption") unless the Company shall have received the prior written permission of the Exchange and, in the case of any Optional Redemption prior to the first anniversary date of the original issuance of such Securities, of the Securities and Exchange Commission and the Commodity Futures Trading Commission, in either case if required by such Commission. Furthermore, no Optional Redemption shall be made if after giving effect thereto (and to all other payments of principal of outstanding subordination agreements of the Company, including the return of any secured demand note and the collateral therefor held by the Company, the maturity or accelerated maturity of which is scheduled to occur within six months after the date such Optional Redemption is to occur pursuant to the provisions of Section 12.2 or on or prior to the Stated Maturity for payment of the principal amount of Securities of such series disregarding such proposed Optional Redemption, whichever date is earlier) without reference to any projected profit or loss of the Company,

            (i) if the Company is not operating pursuant to the alterative net capital requirement provided for in paragraph (f) of the Net Capital Rule, the aggregate indebtedness of the Company would exceed 1000 per centum of its net capital (or its "adjusted net capital" as defined in the regulations under the Commodity Exchange Act) as those terms are defined in the Net Capital Rule as in effect at the time such Optional Redemption is to be made, or

           (ii) if the Company is operating pursuant to such alterative net capital requirement, its net capital (or its "adjusted net capital" as defined in the regulations under the Commodity Exchange Act) would be less than the greater of (A) 5 per centum of aggregate debit items computed in accordance with Exhibit A to Rule 15c3-3 under the Securities Exchange Act of 1934, as amended, or any successor rule as in effect at such time, or
     (B) 7 per centum of the funds required to be segregated by the Company pursuant to the Commodity Exchange Act and the regulations thereunder and the foreign futures or foreign options secured amount, less the market value of commodity options purchased by option customers on or subject to the rules of a contract market or a foreign board of trade; provided,
                                                                 --------
     however, the deduction for each option customer shall be limited to the
     -------
     amount of customer funds in such option customer's account(s) and the foreign futures and foreign options secured amounts (if greater), or any successor regulation as in effect at such time, or

          (iii) its net capital (or its "adjusted net capital" as defined in the regulations under the Commodity Exchange Act), as defined in the Net Capital rule, is less than 120 per centum of any minimum dollar amount required by the Net Capital Rule (or the regulations under the Commodity Exchange Act) as in effect at the time such Optional Redemption is to be made, or

           (iv) if the Company guarantees, endorses, carries or clears spe-cialist or market maker transactions in options listed on a national securities exchange or facility of a national securities association, the amounts required to be deducted and maintained as required by the provisions of paragraphs (a)(6)(v), (a)(7)(iv) or (c)(2)(x)(b)(1) of the Net Capital Rule would exceed 1000 per centum of its net capital (or its "adjusted net capital" as defined in the regulations under the Commodity Exchange Act) as defined in the net Capital Rule as in effect at the time such payment is made or such lesser per centum as may be made applicable to the Company by the Exchange (or any other domestic exchange, board of trade, clearing association or similar organization of which the Company is a member) or a domestic governmental agency or body having appropriate authority, or

            (v) the Company's net capital (or its "adjusted net capital" as defined in the regulations under the Commodity Exchange Act) would be less than the "minimum capital requirements" of the Chicago Board of Trade (or any other domestic exchange, board of trade, clearing association or similar organization of which the Company is a member) or a domestic governmental agency or body having appropriate authority.

          To the extent required under the Capital Requirements of the Chicago Board of Trade, for purposes of this Section 11.3, the computation of the Company's net capital as provided for in subsections (a)(i), (a)(ii), (a)(iii) and (a)(iv) hereof shall be deemed to exclude from current assets (A) an amount equal to guarantee deposits with clearing organizations, other than the Chicago Board of Trade, which are required to be excluded from the computation of current assets pursuant to Section 211 of the Capital Requirements of the Chicago Board of Trade to the extent such deposits cannot be used for margin purposes, and (B) the amount computed in accordance with Chicago Board of Trade Regulation 221.05.

          If an Optional Redemption is made of all or any part of the principal of any Security of any series and if the Company's net capital immediately prior to such payment is less than the amount required to permit such payment pursuant to the foregoing provisions of this Section 11.3, the Holder agrees irrevocably by acceptance of such Security (whether or not such Holder had any knowledge or notice of such fact at the time of any such Optional Redemption) to repay the Company, its successors or assigns, the sum so paid to be held by the Company pursuant to the provisions hereof (and, upon such repayment, the Company shall execute, and upon the order of the Company the Trustee shall authenticate and deliver to such Holder, a Security in respect of such repayment of the same series and in a like principal amount) as if such Optional Redemption had never been made; provided, however, that any suit for the recovery of any such
           --------  -------
Optional Redemption must be
commenced within two years of the date of such Optional Redemption.

          (b) If payment is made of all or any part of the principal of Securi-ties of any series at maturity, or any Security of that series, and if immediately after any such payment the Company's net capital is less than the Applicable Minimum Capital (as defined in Section 7.2(b)(v)), the Holder of any such Security by accepting such Security agrees irrevocably (whether or not such Holder had any knowledge or notice of such fact at the time of any such payment) to repay to the Company, its successors or assigns, the sum so paid to be held by the Company pursuant to the provisions hereof (and, upon such repayment, the Company shall execute, and upon the order of the Company the Trustee shall authenticate and deliver to such Holder, a Security in respect of such repayment of the same series and in a like principal amount) as if such payment had never been made; provided, however, that any suit for the recovery of any such payment
           --------  -------
must be commenced within two years of the date of such payment.

          SECTION 11.4  Selection by Trustee of Securities to Be Redeemed.
                        -------------------------------------------------

          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 11.5  Notice of Redemption.
                        --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid (or, at the option of the Company, by certified mail, return receipt requested), mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each

Holder of Securities of the series to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall identify the Securities to be redeemed (including by CUSIP number) and shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will, subject to the provisions of Section 7.2(b) and Section 11.3, become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (6)  that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 11.6  Deposit of Redemption Price.
                        ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

          The Company further covenants that at least 60 days prior to the Redemption Date it will file with the Trustee an Officers' Certificate stating that such redemption is not prohibited by any of the provisions of this Indenture (which statement shall be confirmed by a further Officers' Certificate at the Redemption Date) and such Officers' Certificate shall be accompanied by a copy, certified by the Secretary or any Assistant Secretary of the Company as true and correct, of the written permission of the Exchange required by the provisions of Section 11.3(a); provided, however, that in the
                                               --------  -------
event such permission has not been obtained prior to the filing of such Officers' Certificate, such Officers' Certificate shall be accompanied by a statement to such effect and an undertaking to furnish to the Trustee a copy of such permission, certified as aforesaid, prior to the Redemption Date. The obligation of the Trustee to pay the Redemption Price on the Redemption Date and thereafter is subject to its receipt of the aforesaid Officers' Certificate and certified copy of the permission required by Section 11.3(a).

          SECTION 11.7  Securities Payable on Redemption Date.
                        -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, subject to the provisions of Section 7.2(b) and Section 11.3, become due and payable on the Redemption Date at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall, subject to the provisions of Section 7.2(b) and Section 12.3, be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or
--------  -------
prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          SECTION 11.8  Securities Redeemed in Part.
                        ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of a like Stated Maturity and with like terms and provisions, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE THIRTEEN

                                  SINKING FUNDS

          SECTION 12.1  Applicability of Article.
                        ------------------------

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          SECTION 12.2  Satisfaction of Sinking Fund Payments with Securities.
                        -----------------------------------------------------

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such
series; provided    that such Securities have not been previously so credited.
        --------
Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          SECTION 12.3  Redemption of Securities for Sinking Fund.
                        -----------------------------------------

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.4 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.5. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections
11.7 and 11.8.



                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

          SECTION 13.1  Successors and Assigns of Company Bound  by Indenture.
                        -----------------------------------------------------

          All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not, and the provisions hereof shall bind the heirs, executors, administrators, successors and assigns of the Holders.

          SECTION 13.2  Act of Board, Committee or Officer of Successor
                        -----------------------------------------------
Corporation Valid.
-----------------

          Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

          SECTION 13.3  Surrender of Powers by Company.
                        ------------------------------

          The Company by instrument in writing executed by authority of a majority of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company hereunder and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporations.

          SECTION 13.4  Indenture May Be Executed in Counterparts.
                        -----------------------------------------

          This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          SECTION 13.5  No Security or Right of Set-Off.
                        -------------------------------

          (i) No Trustee for or Holders of the Securities of any series has taken and will not take or assert as security for the payment of any Security, any security interest in or lien, whether created by contract, statute or otherwise, upon any property in which the Company may have an interest, which is or may at any time be in such Trustee's or such Holders' possession or subject to such Trustee's or such Holders' control; (ii) such Trustee and such Holders waive, and will not seek to obtain payment of any Security in whole or in part by exercising any right of set-off it may assert or possess, whether created by contract, statute or otherwise unless provision shall have been made for the payment in full of all senior indebtedness at the time outstanding; and (iii) such Trustee agrees that any agreement between the Company and such Trustee shall be deemed amended hereby to the extent necessary so as not to be inconsistent with the provisions of this Section. This Section applies to such Trustee's and such Holders' rights regarding only the Securities issued under this Indenture, and such Trustee and such Holders do not waive any right of set-off or any rights under any security or other agreement executed by the Company regarding any other liability or obligation of the Company to such Trustee or such Holders.

          SECTION 13.6  No Reliance on Exchange; Arbitration under Exchange
                        ---------------------------------------------------
Rules; etc.
-----------

          The Holders by accepting the Securities of any series irrevocably agree and acknowledge that: (i) the acquisition of the Securities is not made in reliance upon the standing of the Company as a member organization of the Exchange or upon the Exchange's surveillance of the Company's financial position or its compliance with the rules of the Exchange; (ii) such Holders are not relying upon the Exchange to provide any information concerning or relating to the Company and the Exchange has no responsibility to disclose to the Holders any information concerning or relating to the Company which it may now, or at any future time, have; and (iii) neither the Exchange, its Special Trust Fund, nor any director, officer, trustee or employee of the Exchange or said Trust Fund shall be liable to the Holders with respect to the Securities or the repayment thereof or of any interest thereon.

          To the extent permitted by applicable law and subject to the provi-sions of Section 4.3, (i) any controversy arising out of or relating to the Securities or this Indenture shall be submitted to and settled by arbitration pursuant to the Constitution and Rules of the New York Stock Exchange, Inc., and
(ii) the Company and the Holders and the Trustees shall be conclusively bound by such arbitration.

          The proceeds of the Securities shall be dealt with in all respects as capital of the Company, shall be subject to the risks of its business, and may be deposited in an account or accounts in the Company's name in any bank or trust company.

          Subject to the terms hereof, neither this Indenture nor the Securities shall be subject to cancellation by the Company or the Holders nor shall the same be terminated, rescinded or modified by mutual consent or otherwise (i) without the prior written consent of the Exchange or (ii) if the effect thereof would be inconsistent with the requirements of the Net Capital Rule (or the net capital regulations under the Commodity Exchange Act).

          So long as the Company shall be a futures commission merchant as that term is defined in the Commodity Exchange Act, the Company agrees, consistent with the requirements of Section 1.17(h) of the regulations of the Commodity Futures Trading Commission (the "CFTC"), that (i) whenever prior written notice by the Company to the Exchange is required pursuant to the provisions of this Indenture, the same prior written notice shall be given by the Company to (a) the CFTC at its principal office in Washington, D.C., Attention Chief Accountant of Division of Trading and Markets, and (b) the commodity exchange of which the Company is a member and which is then designated by the CFTC as the Company's designated self-regulatory organization (the "DSRO"), and (ii) whenever prior written consent, permission or approval of the Exchange is required pursuant to the provisions of this Indenture, the Company shall also obtain the prior written consent, permission or approval of the CFTC and the DSRO, and (iii) whenever the Company receives written notice of acceleration of maturity of the Securities of any series pursuant to the provisions of this Indenture, the Company shall promptly give written notice thereof to the CFTC at the address above stated and to the DSRO; all to the extent required by the CFTC or the DSRO, as the case may be, at the time of such action.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such laws and covenants (to the extent it may lawfully do so) that it will not hinder, delay or impede the execution of any power herein granted to the Trustee as a result of any such laws, but will suffer and permit the execution of every such power as though no such laws had been enacted.

          SECTION 13.7  Acceptance of Trusts by Trustee.
                        -------------------------------

          The First National Bank of Chicago, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

          IN WITNESS WHEREOF, LEHMAN BROTHERS INC. has caused this Indenture to be signed in its corporate name and acknowledged by its Chairman of the Board, President or one of its Vice Presidents, and its corporate seal to be affixed hereunto, duly attested by its Secretary or an Assistant Secretary; and The First National Bank if Chicago, has caused this Indenture to be signed and acknowledged by one of its Vice Presidents and its corporate seal to be affixed hereunto, duly attested by one of its authorized officers.

                                        LEHMAN BROTHERS INC.


                                        By:
                                            -------------------------------
                                             Name:
                                             Title:

          (SEAL)
          Attest:



          -----------------------------
               Assistant Secretary

                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By
                                           --------------------------------
                                             Name:
                                             Title:  Vice President

          (SEAL)
          Attest:



          ----------------------------
          Title:

          STATE OF NEW YORK   }
                              }  ss.:
          COUNTY OF NEW YORK  }

                    On the [   ] day of [      ], in the year 1996, before
          me, personally came [              ], to me known, who, being by
          me duly sworn, did depose and say that he is the [
                      ] of Lehman Brothers Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument bearing the corporate name of said corporation is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                             -----------------------
                                                  Notary Public



          STATE OF ILLINOIS   }
                              }  ss.:
          COUNTY OF COOK }

                    On the [  ] day of [   ], in the year 1996, before me,
          personally came [             ], to me known, who, being by me
          duly sworn, did depose and say that he is a Vice President of The First National Bank of Chicago, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instru-ment bearing the corporate name of said corporation is such corporate seal; that it was so affixed by the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                             ----------------------
                                                  Notary Public